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                                                                   EXHIBIT 10.39


                  FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
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                   OF CERTAIN GENERAL PARTNERSHIP INTERESTS
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__________THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT OF between DOVER
RETAIL PROPERTIES, INC., a California corporation ("Seller"), and KOLL PARTNERSHIPS II, INC., a Delaware corporation ("Buyer"). Capitalized terms not otherwise defined herein shall have the meanings assigned them in the Asset Purchase Agreement (defined below).

                               R E C I T A L S :
                               ----------------

          A. Seller and Buyer have entered into an Asset Purchase Agreement of Certain General Partnership Interests dated as of May 10, 1994 (the "Asset Purchase Agreement").

          B. Seller and Buyer desire to amend the Asset Purchase Agreement by extending the effective date of the Closing Date and to provide for certain insurance premium refunds.

                              A G R E E M E N T :
                              ------------------

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. The Closing shall occur on June 20, 1994, but the Closing Date for all purposes of the Asset Purchase Agreement, as amended hereby, except for the date of delivery of the Purchase Price, shall mean July 1, 1994. The Purchase Price shall be delivered by Buyer to Seller at the Closing on June 20, 1994.
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          2.   The Property Partnerships have procured casualty and liability insurance with respect to each of their properties under Seller's Fireman's Fund Insurance Company package policy and various insurance policies financed through A.I. Credit Corp. Following the Closing, Buyer intends to insure the properties owned by the Property Partnerships under its blanket insurance policy and, therefore, Seller shall be obligated to cancel its insurance coverage of the Property Partnerships immediately following the Closing. Immediately upon receipt by Seller of any insurance premium refunds with respect to the aforementioned insurance coverage, Seller shall be obligated to pay such refund to the applicable Property Partnership. Buyer shall have the right to offset any amounts due Seller under the Asset Purchase Agreement in satisfaction of Seller's obligation to pay any insurance premium refund to the applicable Property Partnership.

          3. Buyer understands that the underlying assets of the Property Partnerships are encumbered by loans from third party lenders, the documentation for which in varying degrees, provide for default, acceleration, and/or required consents in regard to the sale or transfer of the GP Interests. Buyer has reviewed and satisfied itself in regard to each of the loans encumbering the assets of the Property Partnerships affected by the GP Interests and has applied for, but not necessarily received, unconditional consents with respect to the sale or transfer of the GP Interests from some or all such third party lenders. Buyer hereby releases and discharges Seller and its respective officers, directors, shareholders, partners and agents, including their attorneys, from any and all claims, rights, demands, liabilities, omissions, obligations or indebtedness in connection with any breach of the Property Partnerships' or Seller's obligations or duties with respect to the loans or loan documents which may arise from the sale or transfer of the GP Interests from Seller to Buyer.

          4. Seller hereby warrants and represents that the consents of the limited partners in the Property Partnerships to the transfer of the GP Interests from Seller to Buyer previously delivered to Buyer are genuine and that a majority in interest of the limited partners in each of the Property Partnerships have consented to the transfer of the GP Interests from Seller to Buyer.

          5. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original Amendment, but all of which, taken together, shall constitute one (1) and the same Amendment, binding on the parties hereto. The signature of any party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof.

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          6.   Except as expressly modified hereby, all other terms and
provisions of the Asset Purchase Agreement shall remain in full force and effect, are incorporated herein by this reference, and shall govern the conduct of the parties hereto; provided, however, to the extent of any inconsistency between the provisions of the Asset Purchase Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

                                       DOVER RETAIL PROPERTIES, INC.,
                                       a California corporation

                                       By:
                                           --------------------------
                                       Name:
                                            -------------------------
                                       Title:
                                             ------------------------


                                       KOLL PARTNERSHIPS II, INC., a
                                       Delaware corporation

                                       By:
                                          ---------------------------

                                       Name:
                                            -------------------------

                                       Title:
                                             ------------------------

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